Exhibit 10.26

1

Annex no. 2

to the Lease Agreement of 01.04.2016,

concluded in Gdańsk on 02.09.2019

between:

SKKW SA, with its registered office in Gdańsk (post code: 80-717) ul. Miałki Szlak 52, registered in the National Court Register under KRS number 0000732544, NIP [Tax ID No.]: 5832997845, Regon [Business Statistical No.]: 220483407, share capital: PLN 15,000,000.00, represented by:

Krzysztof Slodkowski	– Member of the Management Board,
Krzysztof Wilski	– Member of the Management Board,
hereinafter referred to as the Lessor,

and

Achilles Polska sp. z o.o., with its registered office in Cedry Wielkie /post code: 83-020/ ul. M. Płazynskiego 6, registered in the National Court Register under KRS number 0000000662, NIP [Tax ID No.]: 5832715203, Regon [Business Statistical No.]: 192499708, share capital: PLN 2,280,000.00, represented by:

Maciej Sosnierz	- Member of the Management Board,
hereinafter referred to as the Lessee.

This Annex changes the content of § 3 point 7 of the Lease Agreement of April 1, 2016. This point is replaced by the following:

§ 3

7.	The Lease Agreement is binding on the Parties:

7.1.	for the Subject of the Lease specified by § 2 point 1.1. of this Agreement – for a fixed period until June 05, 2021, with the possibility to extend it for subsequent lease periods.

7.2.	for the Subject of the Lease specified by § 2 point 1.2. of this Agreement – for an indefinite period, with the possibility of its termination by each of the Parties, with a three-month notice period, counted from the first day of the calendar month following the month in which the notice was submitted.

The remaining paragraphs of the Lease Agreement of April 1, 2016, along with subsequent amendments, unchanged by this Annex, remain in force.

This Annex shall be binding on the Parties from the date of signing and has been prepared in two identical copies, one for each of the Parties.

Lessor:	Lessee:

Member of the Management Board/ [illegible signature]/ Krzysztof Wilski	[signature] Maciej Sosnierz

Member of the Management Board/ [illegible signature]/ Krzystof Słodkowski

[stamp:] SKKW SA

ul. Miałki Szlak 52 80-717 Gdańsk

REGON [Business Statistical No.] 220483407 NIP [Tax Identification No.] 583-299-78-45

tel. 58 305 37 1